UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2026

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41434	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

On May 18, 2026, Nocera, Inc. (the “Company”) entered into a Strategic Advisory Agreement (the “Agreement”) with Phoenix MGMT & Consulting LLC (“Phoenix”), a Delaware limited liability company, pursuant to which Phoenix will provide the Company with strategic advisory and execution support services on a non-exclusive basis. The initial term of the Agreement is ninety (90) days, subject to extension by mutual written agreement of the parties. Either party may terminate the Agreement upon written notice if the other party commits a material breach that remains uncured for fifteen (15) days following notice.

As compensation, the Company will pay Phoenix an initial retainer of $150,000 for the first thirty (30) days, followed by $50,000 per month thereafter, plus $50,000 in restricted shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), per quarter, priced based on the five-day volume-weighted average price (“VWAP”) prior to issuance. In addition, Phoenix will be entitled to a transaction fee equal to five percent (5%) of the value of any merger, acquisition, joint venture, or similar transaction consummated during the term that Phoenix introduced, structured, or materially advanced, payable fifty percent (50%) in cash and fifty percent (50%) in shares of Common Stock.

The shares of Common Stock issuable to Phoenix under the Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. In the Agreement, Phoenix has made a representation that it is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Strategic Advisory Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Strategic Advisory Agreement, dated May 18, 2026, by and between Nocera, Inc. and Phoenix MGMT & Consulting LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: May 21, 2026	By: /s/ Andy Ching-An Jin
Name: Andy Ching-An Jin Title: Chief Executive Officer

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